UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2011

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia		24517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 29, 2011, Pinnacle Bankshares Corporation mailed the letter attached hereto as exhibit 99.1 to its shareholders accompanying an Investor Relations Report for the third quarter.

The information in this Form 8-K, and Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter dated November 29, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION
(Registrant)

Date: November 29, 2011	By:	/s/ Bryan M. Lemley

Bryan M. Lemley
Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit

99.1	Letter dated November 29, 2011.